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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 16, 1998
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                                 CONNECT, Inc.
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               (Exact name of registrant as specified in charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-20873                                      943036611
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(Commission File Number)                      (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California                     94043
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:               (650) 254-4000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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      On September 16, 1998, CONNECT, Inc. (NASDAQ NMS: CNKT) announced that
Joseph Girata, the Company's Chief Financial Officer, intended to resign from the Company effective September 30, 1998 to pursue other opportunities. As a result of his departure, the Company's Board named Greg Park, the Company's existing controller, as the acting Chief Financial Officer of the Company, effective October 1, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CONNECT, Inc.
                              (Registrant)


Dated:  September 17, 1998    By: /s/ JOSEPH G. GIRATA
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                                  Joseph G. Girata
                                  Vice President of Finance and
                                  Administration and Chief Financial Officer

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